                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                      Distribution Date: 11/15/1999

Section 5.2 - Supplement                                         Class A          Class B         Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                              6,674,256.94      578,286.63      779,039.92         8,031,583.49
       Deficiency Amounts                                                0.00            0.00                                 0.00
       Additional Interest                                               0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)  Collections of Principal
         Receivables                                           179,995,034.16   14,999,500.47   19,285,267.94       214,279,802.57

(iv)   Collections of Finance Charge
         Receivables                                            22,055,943.62    1,837,984.80    2,363,147.32        26,257,075.74

(v)    Aggregate Amount of Principal
         Receivables                                                                                             19,404,771,482.78

                                        Investor Interest    1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67
                                        Adjusted Interest    1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

                                                   Series
       Floating Investor Percentage                  8.59%              84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                     8.59%              84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of
         Total Receivables)
               Current                                                                                                       95.93%
               30 to 59 days                                                                                                  1.35%
               60 to 89 days                                                                                                  0.93%
               90 or more days                                                                                                1.79%
                                                                                                                ------------------
                                        Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                   6,424,340.77      535,358.67      688,325.28         7,648,024.73

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                          0.00            0.00            0.00

(x)    Servicing Fee                                             1,166,666.67       97,221.67      125,000.56         1,388,888.89

(xi)   Portfolio Yield (Net of
         Defaulted Receivables)                                                                                              13.40%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                 0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                                  1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

(xiv)  LIBOR                                                                                                               5.40625%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment
         Proceeds                                                                                                             0.00

(xx)   Principal Investment Funding
         Shortfall                                                                                                            0.00

(xxi)  Available Funds                                          20,889,276.96    1,740,763.13    2,238,146.76        24,868,186.85

(xxii) Certificate Rate                                               5.53625%        5.75625%        6.03125%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1


                                                                                                   Distribution Date: 11/15/1999

Section 5.2 - Supplement                                       Class A          Class B         Collateral          Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00             0.00             0.00               0.00

(ii)   Monthly Interest Distributed                            5,442,814.24       470,070.85       642,577.07       6,555,462.16
       Deficiency Amounts                                              0.00             0.00                                0.00
       Additional Interest                                             0.00             0.00                                0.00
       Accrued and Unpaid Interest                                                                       0.00               0.00

(iii)  Collections of Principal
         Receivables                                         147,853,063.77    12,321,045.79    15,841,442.54     176,015,552.10

(iv)   Collections of Finance Charge
         Receivables                                          18,117,382.26     1,509,776.60     1,941,153.35      21,568,312.22

(v)    Aggregate Amount of Principal
         Receivables                                                                                           19,404,771,482.78

                                       Investor Interest   1,150,000,000.00    95,833,000.00   123,214,619.00   1,369,047,619.00
                                       Adjusted Interest   1,150,000,000.00    95,833,000.00   123,214,619.00   1,369,047,619.00

                                                  Series
       Floating Investor Percentage                7.06%              84.00%            7.00%            9.00%            100.00%
       Fixed Investor Percentage                   7.06%              84.00%            7.00%            9.00%            100.00%

(vi)   Receivables Delinquent (As % of
         Total Receivables)
               Current                                                                                                     95.93%
               30 to 59 days                                                                                                1.35%
               60 to 89 days                                                                                                0.93%
               90 or more days                                                                                              1.79%
                                                                                                               ----------------
                                       Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                 5,277,137.06       439,759.89       565,409.07       6,282,306.03

(viii) Investor Charge-Offs                                            0.00             0.00             0.00               0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                        0.00             0.00             0.00

(x)    Servicing Fee                                             958,333.33        79,860.83       102,678.85       1,140,873.02

(xi)   Portfolio Yield (Net of
         Defaulted Receivables)                                                                                            13.40%

(xii)  Reallocated Monthly Principal                                                    0.00             0.00               0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                                1,150,000,000.00    95,833,000.00   123,214,619.00   1,369,047,619.00

(xiv)  LIBOR                                                                                                             5.40625%

(xv)   Principal Funding Account
         Balance                                                                                                            0.00

(xvii) Accumulation Shortfall                                                                                               0.00

(xviii)Principal Funding Investment
         Proceeds                                                                                                           0.00

(xx)   Principal Investment Funding
         Shortfall                                                                                                          0.00

(xxi)  Available Funds                                        17,159,048.93     1,429,915.77     1,838,474.50      20,427,439.20

(xxii) Certificate Rate                                             5.49625%         5.69625%         6.05625%

---------------------------------------------------------------------------------------------------------------------------------



           By:
               ----------------------------------
         Name: Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                                                                    Distribution Date: 11/15/1999
                                                                                                           Period Type: Revolving
Section 5.2 - Supplement                                     Class A          Class B         Collateral             Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00             0.00              0.00                 0.00

(ii)   Monthly Interest Distributed                          7,875,000.00       458,095.13        600,241.09         8,933,336.22
       Deficiency Amounts                                            0.00             0.00                                   0.00
       Additional Interest                                           0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)  Collections of Principal
         Receivables                                       192,851,822.31    10,957,454.84     15,340,520.99       219,149,798.14

(iv)   Collections of Finance Charge
         Receivables                                        23,631,368.17     1,342,687.08      1,879,772.23        26,853,827.47

(v)    Aggregate Amount of Principal
         Receivables                                                                                            19,404,771,482.78

                                     Investor Interest   1,500,000,000.00    85,227,000.00    119,318,455.00     1,704,545,455.00
                                     Adjusted Interest   1,500,000,000.00    85,227,000.00    119,318,455.00     1,704,545,455.00

                                                 Series
       Floating Investor Percentage               8.78%             88.00%            5.00%             7.00%              100.00%
       Fixed Investor Percentage                  8.78%             88.00%            5.00%             7.00%              100.00%

(vi)   Receivables Delinquent (As %
         of Total Receivables)
               Current                                                                                                      95.93%
               30 to 59 days                                                                                                 1.35%
               60 to 89 days                                                                                                 0.93%
               90 or more days                                                                                               1.79%
                                                                                                                 ----------------
                                     Total Receivables                                                                     100.00%

(vii)  Investor Default Amount                               6,883,222.25       391,090.92        547,530.30         7,821,843.47

(viii) Investor Charge-Offs                                          0.00             0.00              0.00                 0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                      0.00             0.00              0.00

(x)    Servicing Fee                                         1,250,000.00        71,022.50         99,432.05         1,420,454.55

(xi)   Portfolio Yield (Net of
         Defaulted Receivables)                                                                       13.40%

(xii)  Reallocated Monthly Principal                                                  0.00              0.00                 0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                              1,500,000,000.00    85,227,000.00    119,318,455.00     1,704,545,455.00

(xiv)  LIBOR                                                                                                              5.40625%

(xv)   Principal Funding Account
         Balance                                                                                                             0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment
         Proceeds                                                                                                            0.00

(xx)   Principal Investment Funding
         Shortfall                                                                                                           0.00

(xxi)  Available Funds                                      22,381,368.17     1,271,664.58      1,780,340.18        25,433,372.92

(xxii) Certificate Rate                                           6.30000%         6.45000%          5.90625%

----------------------------------------------------------------------------------------------------------------------------------



       By:
               ------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                                      Distrbution Date: 11/15/1999
                                                                                                         Period Type: Amortization
Section 5.2 - Supplement                                    Class A           Class B        Collateral              Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00              0.00           0.00                    0.00

(ii)   Monthly Interest Distributed                                 0.00        103,264.41     108,926.69              212,191.10
       Deficiency Amounts                                           0.00              0.00                                   0.00
       Additional Interest                                          0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                   0.00                    0.00

(iii)  Collections of Principal
         Receivables                                       32,141,970.38      2,678,454.68   3,443,825.45           38,264,250.51

(iv)   Collections of Finance Charge
         Receivables                                        2,944,862.33        328,208.20     323,710.27            3,596,780.80

(v)    Aggregate Amount of Principal
         Receivables                                                                                            19,404,771,482.78

                                       Investor Interest  186,925,000.00     20,833,000.00  20,547,494.51          228,305,494.51
                                       Adjusted Interest  186,925,000.00     20,833,000.00  20,547,494.51          228,305,494.51

                                                 Series
       Floating Investor Percentage               1.18%            81.87%             9.13%          9.00%                 100.00%
       Fixed Investor Percentage                  1.53%            84.00%             7.00%          9.00%                 100.00%

(vi)   Receivables Delinquent (As %
         of Total Receivables)
               Current                                                                                                      95.93%
               30 to 59 days                                                                                                 1.35%
               60 to 89 days                                                                                                 0.93%
               90 or more days                                                                                               1.79%
                                                                                                                 ----------------
                                       Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                857,764.21         95,598.78      94,288.65            1,047,651.64

(viii) Investor Charge-Offs                                         0.00              0.00           0.00                    0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                     0.00              0.00           0.00

(x)    Servicing Fee                                          155,770.83         17,360.83      17,122.91              190,254.58

(xi)   Portfolio Yield (Net of
         Defaulted Receivables)                                                                                             13.42%

(xii)  Reallocated Monthly Principal                                                  0.00           0.00                    0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                               186,925,000.00     20,833,000.00  20,547,494.51          228,305,494.51

(xiv)  LIBOR                                                                                                              5.40625%

(xv)   Principal Funding Account
         Balance                                                                                                             0.00

(xvi)  Interest Funding Account
         Balance                                            1,055,658.94                                             1,055,658.94

(xvi)  Accumulation Shortfall                                                                                                0.00

(xvii) Principal Funding Investment
         Proceeds                                                                                                            0.00

(xviii)Principal Investment Funding
         Shortfall                                                                                                           0.00

(xix)  Interest Funding Account
         Investment Proceeds                                                                                             4,318.43

(xix)  Available Funds                                      2,793,409.93        310,847.36     306,587.36            3,410,844.65

(xx)   Certificate Rate                                          6.77700%          5.75625%       6.15625%

----------------------------------------------------------------------------------------------------------------------------------



       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                        Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                              Distribution Date: 11/15/1999
                                                                                                     Period Type: Revolving
Section 5.2 - Supplement                                    Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        2,875,895.83    248,269.10     329,029.02           3,453,193.95
       Deficiency Amounts                                          0.00          0.00                                  0.00
       Additional Interest                                         0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                              0.00                   0.00

(iii)  Collections of Principal
         Receivables                                      77,140,728.92  6,428,394.08   8,265,078.19          91,834,201.19

(iv)   Collections of Finance Charge
         Receivables                                       9,452,547.27    787,712.27   1,012,772.93          11,253,032.47

(v)    Aggregate Amount of Principal
         Receivables                                                                                      19,404,771,482.78

                                     Investor Interest   600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00
                                     Adjusted Interest   600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00

                                                Series
       Floating Investor Percentage               3.68%           84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                  3.68%           84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As
         % of Total Receivables)
               Current                                                                                                95.93%
               30 to 59 days                                                                                           1.35%
               60 to 89 days                                                                                           0.93%
               90 or more days                                                                                         1.79%
                                                                                                           ----------------
                                     Total Receivables                                                               100.00%

(vii)  Investor Default Amount                             2,753,288.90    229,440.74     294,995.24           3,277,724.89

(viii) Investor Charge-Offs                                        0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                    0.00          0.00           0.00

(x)    Servicing Fee                                         500,000.00     41,666.67      53,571.43             595,238.10

(xi)   Portfolio Yield (Net of
         Defaulted Receivables)                                                                                       13.40%

(xii)  Reallocated Monthly
         Principal                                                 0.00           0.00                   0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                              600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00

(xiv)  LIBOR                                                                                                        5.40625%

(xv)   Principal Funding Account
         Balance                                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                          0.00

(xviii)Principal Funding Investment
         Proceeds                                                                                                      0.00

(xx)   Principal Investment Funding
         Shortfall                                                                                                     0.00

(xxi)  Available Funds                                     8,952,547.27    746,045.61     959,201.50          10,657,794.38

(xxii) Certificate Rate                                         5.56625%      5.76625%       6.00625%

----------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                                  Distribution Date: 11/15/1999
                                                                                                         Period Type: Revolving
Section 5.2 - Supplement                                      Class A         Class B       Collateral             Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                           2,580,833.33     151,230.58     207,419.39           2,939,483.30
       Deficiency Amounts                                             0.00           0.00                                  0.00
       Additional Interest                                            0.00           0.00           0.00                   0.00
       Accrued and Unpaid Interest                                                                                         0.00

(iii)  Collections of Principal
         Receivables                                         64,283,940.77   3,652,484.95   5,113,507.08          73,049,932.80

(iv)   Collections of Finance Charge
         Receivables                                          7,877,122.72     447,562.36     626,590.75           8,951,275.83

(v)    Aggregate Amount of Principal
         Receivables                                                                                          19,404,771,482.78

                                        Investor Interest   500,000,000.00  28,409,000.00  39,772,819.00         568,181,819.00
                                        Adjusted Interest   500,000,000.00  28,409,000.00  39,772,819.00         568,181,819.00

                                                   Series
       Floating Investor Percentage                 2.93%            88.00%          5.00%          7.00%                100.00%
       Fixed Investor Percentage                    2.93%            88.00%          5.00%          7.00%                100.00%

(vi)   Receivables Delinquent (As
         % of Total Receivables)
               Current                                                                                                    95.93%
               30 to 59 days                                                                                               1.35%
               60 to 89 days                                                                                               0.93%
               90 or more days                                                                                             1.79%
                                                                                                               ----------------
                                        Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                2,294,407.42     130,363.64     182,510.10           2,607,281.16

(viii) Investor Charge-Offs                                           0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                       0.00           0.00           0.00

(x)    Servicing Fee                                            416,666.67      23,674.17      33,144.02             473,484.85

(xi)   Portfolio Yield
         (Net of Defaulted Receivables)                                                                                   13.40%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                   0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                                 500,000,000.00  28,409,000.00  39,772,819.00         568,181,819.00

(xiv)  LIBOR                                                                                                            5.40625%

(xv)   Principal Funding Account
         Balance                                                                                                           0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment
         Proceeds                                                                                                          0.00

(xx)   Principal Investment Funding
         Shortfall                                                                                                         0.00

(xxi)  Available Funds                                        7,460,456.06     423,888.19     593,446.74           8,477,790.98

(xxii) Certificate Rate                                            6.19400%       6.38800%       6.05625%

--------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                                     Distribution Date: 11/15/1999
                                                                                                         Period Type: Amortization
Section 5.2 - Supplement                                      Class A           Class B        Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00              0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                          11,052,667.11        324,707.40      434,095.64         11,811,470.15
       Deficiency Amounts                                             0.00              0.00                                  0.00
       Additional Interest                                            0.00              0.00                                  0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal
         Receivables                                        102,854,305.23      8,571,106.39   11,020,189.92        122,445,601.55

(iv)   Collections of Finance
         Charge Receivables                                  12,603,396.36      1,050,272.53    1,350,374.41         15,004,043.29

(v)    Aggregate Amount of
         Principal Receivables                                                                                   19,404,771,482.78

                                        Investor Interest   800,000,000.00     66,666,000.00   85,714,953.00        952,380,953.00
                                        Adjusted Interest   800,000,000.00     66,666,000.00   85,714,953.00        952,380,953.00

                                                   Series
       Floating Investor Percentage                 4.91%            84.00%             7.00%           9.00%               100.00%
       Fixed Investor Percentage                    4.91%            84.00%             7.00%           9.00%               100.00%

(vi)   Receivables Delinquent (As
         % of Total Receivables)
               Current                                                                                                       95.93%
               30 to 59 days                                                                                                  1.35%
               60 to 89 days                                                                                                  0.93%
               90 or more days                                                                                                1.79%
                                                                                                                  ----------------
                                        Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                3,671,051.87        305,917.93      393,330.05          4,370,299.85

(viii) Investor Charge-Offs                                           0.00              0.00            0.00                  0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                       0.00              0.00            0.00

(x)    Servicing Fee                                            666,666.67         55,555.00       71,429.13            793,650.79

(xi)   Portfolio Yield
         (Net of Defaulted Receivables)                                                                                      13.44%

(xii)  Reallocated Monthly Principal                                                    0.00            0.00                  0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                                 800,000,000.00     66,666,000.00   85,714,953.00        952,380,953.00

(xiv)  LIBOR                                                                                                               5.40625%

(xv)   Principal Funding
         Account Balance                                                                                                      0.00

(xvi)  Interest Funding
         Account Balance                                      7,291,113.33                                            7,291,113.33

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment
         Proceeds                                                                                                             0.00

(xviii)Principal Investment Funding
         Shortfall                                                                                                            0.00

(xix)  Interest Funding Account
         Investment Proceeds                                                                                             30,364.11

(xix)  Available Funds                                       19,258,207.13        994,717.53    1,278,945.28         21,531,869.94

(xx)   Certificate Rate                                            5.46032%          5.65625%        5.88125%

----------------------------------------------------------------------------------------------------------------------------------



       By:
               --------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                                  Distribution Date: 11/15/1999
                                                                                                         Period Type: Revolving
Section 5.2 - Supplement                                      Class A         Class B       Collateral             Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                           3,000,000.00     174,711.25     246,045.22           3,420,756.47
       Deficiency Amounts                                             0.00           0.00                                  0.00
       Additional Interest                                            0.00           0.00           0.00                   0.00
       Accrued and Unpaid Interest                                                                                         0.00

(iii)  Collections of Principal
         Receivables                                         77,140,728.92   4,382,879.08   6,136,311.25          87,659,919.25

(iv)   Collections of Finance Charge
         Receivables                                          9,452,547.27     537,062.23     751,921.49          10,741,530.99

(v)    Aggregate Amount of Principal
         Receivables                                                                                          19,404,771,482.78

                                        Investor Interest   600,000,000.00  34,090,000.00  47,728,182.00         681,818,182.00
                                        Adjusted Interest   600,000,000.00  34,090,000.00  47,728,182.00         681,818,182.00

                                                   Series
       Floating Investor Percentage                 3.51%            88.00%          5.00%          7.00%                100.00%
       Fixed Investor Percentage                    3.51%            88.00%          5.00%          7.00%                100.00%

(vi)   Receivables Delinquent (As
         % of Total Receivables)
               Current                                                                                                    95.93%
               30 to 59 days                                                                                               1.35%
               60 to 89 days                                                                                               0.93%
               90 or more days                                                                                             1.79%
                                                                                                              -----------------
                                        Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                2,753,288.90     156,432.70     219,015.79           3,128,737.39

(viii) Investor Charge-Offs                                           0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                       0.00           0.00           0.00

(x)    Servicing Fee                                            500,000.00      28,408.33      39,773.49             568,181.82

(xi)   Portfolio Yield
         (Net of Defaulted Receivables)                                                                                   13.40%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                   0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                                 600,000,000.00  34,090,000.00  47,728,182.00         681,818,182.00

(xiv)  LIBOR                                                                                                            5.40625%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment
         Proceeds                                                                                                          0.00

(xx)   Principal Investment Funding
         Shortfall                                                                                                         0.00

(xxi)  Available Funds                                        8,952,547.27     508,653.89     712,148.01          10,173,349.17

(xxii) Certificate Rate                                            6.00000%       6.15000%       6.05625%

--------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                              Distribution Date: 11/15/1999
                                                                                                     Period Type: Revolving
Section 5.2 - Supplement                                    Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        3,115,553.82    268,954.88     370,944.50           3,755,453.20
       Deficiency Amounts                                          0.00          0.00                                  0.00
       Additional Interest                                         0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                              0.00                   0.00

(iii)  Collections of Principal
         Receivables                                      83,569,123.00  6,964,007.87   8,953,920.34          99,487,051.22

(iv)   Collections of Finance
         Charge Receivables                               10,240,259.54    853,344.46   1,097,181.17          12,190,785.17

(v)    Aggregate Amount of Principal
         Receivables                                                                                      19,404,771,482.78

                                     Investor Interest   650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00
                                     Adjusted Interest   650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

                                                 Series
       Floating Investor Percentage               3.99%           84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                  3.99%           84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As
         % of Total Receivables)
               Current                                                                                                95.93%
               30 to 59 days                                                                                           1.35%
               60 to 89 days                                                                                           0.93%
               90 or more days                                                                                         1.79%
                                                                                                          -----------------
                                     Total Receivables                                                               100.00%

(vii)  Investor Default Amount                             2,982,729.64    248,557.74     319,581.24           3,550,868.62

(viii) Investor Charge-Offs                                        0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                    0.00          0.00           0.00

(x)    Servicing Fee                                         541,666.67     45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield
         (Net of Defaulted Receivables)                                                                               13.40%

(xii)  Reallocated Monthly Principal                                             0.00           0.00                   0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                              650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                        5.40625%

(xv)   Principal Funding Account
         Balance                                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                          0.00

(xviii)Principal Funding Investment
         Proceeds                                                                                                      0.00

(xx)   Principal Investment Funding
         Shortfall                                                                                                     0.00

(xxi)  Available Funds                                     9,698,592.87    808,206.13   1,039,144.90          11,545,943.90

(xxii) Certificate Rate                                         5.56625%      5.76625%       6.25625%

----------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                              Distribution Date: 11/15/1999
                                                                                                     Period Type: Revolving
Section 5.2 - Supplement                                    Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        3,171,526.04    275,951.32     390,995.76           3,838,473.12
       Deficiency Amounts                                          0.00          0.00                                  0.00
       Additional Interest                                         0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                              0.00                   0.00

(iii)  Collections of Principal
         Receivables                                      83,569,123.00  6,964,007.87   8,953,920.34          99,487,051.22

(iv)   Collections of Finance
         Charge Receivables                               10,240,259.54    853,344.46   1,097,181.17          12,190,785.17

(v)    Aggregate Amount of Principal
         Receivables                                                                                      19,404,771,482.78

                                      Investor Interest  650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00
                                      Adjusted Interest  650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

                                                 Series
       Floating Investor Percentage               3.99%           84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                  3.99%           84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As
         % of Total Receivables)
               Current                                                                                                95.93%
               30 to 59 days                                                                                           1.35%
               60 to 89 days                                                                                           0.93%
               90 or more days                                                                                         1.79%
                                                                                                          -----------------
                                      Total Receivables                                                              100.00%

(vii)  Investor Default Amount                             2,982,729.64    248,557.74     319,581.24           3,550,868.62

(viii) Investor Charge-Offs                                        0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                    0.00          0.00           0.00

(x)    Servicing Fee                                         541,666.67     45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net
         of Defaulted Receivables)                                                                                    13.40%

(xii)  Reallocated Monthly Principal                                             0.00           0.00                   0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                              650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                        5.40625%

(xv)   Principal Funding Account
         Balance                                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                          0.00

(xviii)Principal Funding Investment
         Proceeds                                                                                                      0.00

(xx)   Principal Investment Funding
         Shortfall                                                                                                     0.00

(xxi)  Available Funds                                     9,698,592.87    808,206.13   1,039,144.90          11,545,943.90

(xxii) Certificate Rate                                         5.66625%      5.91625%       6.61560%

---------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                              Distribution Date: 11/15/1999
                                                                                                     Period Type: Revolving
Section 5.2 - Supplement                                    Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        3,594,869.79    311,950.95     450,209.26           4,357,030.01
       Deficiency Amounts                                          0.00          0.00                                  0.00
       Additional Interest                                         0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                              0.00                   0.00

(iii)  Collections of Principal
         Receivables                                      96,425,911.15  8,035,492.60  10,331,347.64         114,792,751.39

(iv)   Collections of Finance Charge
         Receivables                                      11,815,684.08    984,640.34   1,265,966.15          14,066,290.58

(v)    Aggregate Amount of Principal
         Receivables                                                                                      19,404,771,482.78

                                     Investor Interest   750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00
                                     Adjusted Interest   750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00

                                                 Series
       Floating Investor Percentage               4.60%           84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                  4.60%           84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As
         % of Total Receivables)
               Current                                                                                                95.93%
               30 to 59 days                                                                                           1.35%
               60 to 89 days                                                                                           0.93%
               90 or more days                                                                                         1.79%
                                                                                                           ----------------
                                     Total Receivables                                                               100.00%

(vii)  Investor Default Amount                             3,441,611.13    286,800.93     368,744.05           4,097,156.10

(viii) Investor Charge-Offs                                        0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                    0.00          0.00           0.00

(x)    Servicing Fee                                         625,000.00     52,083.33      66,964.29             744,047.62

(xi)   Portfolio Yield
         (Net of Defaulted Receivables)                                                                               13.40%

(xii)  Reallocated Monthly Principal                                             0.00           0.00                   0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                              750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00

(xiv)  LIBOR                                                                                                        5.40625%

(xv)   Principal Funding Account Balance                                                                               0.00

(xvii) Accumulation Shortfall                                                                                          0.00

(xviii)Principal Funding Investment
         Proceeds                                                                                                      0.00

(xx)   Principal Investment Funding
         Shortfall                                                                                                     0.00

(xxi)  Available Funds                                    11,190,684.08    932,557.01   1,199,001.87          13,322,242.96

(xxii) Certificate Rate                                         5.56625%      5.79625%       6.60625%

---------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                                                              Distribution Date: 11/15/1999
                                                                                                     Period Type: Revolving
Section 5.2 - Supplement                                    Class A        Class B      Collateral             Total
----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        2,387,968.75    206,887.60     287,841.55           2,882,697.90
       Deficiency Amounts                                          0.00          0.00                                  0.00
       Additional Interest                                         0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                              0.00                   0.00

(iii)  Collections of Principal
         Receivables                                      64,283,940.77  5,356,909.35   6,887,650.89          76,528,501.01

(iv)   Collections of Finance
         Charge Receivables                                7,877,122.72    656,416.39     843,987.95           9,377,527.06

(v)    Aggregate Amount of Principal
         Receivables                                                                                      19,404,771,482.78

                                     Investor Interest   500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00
                                     Adjusted Interest   500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00

                                                  Series
       Floating Investor Percentage               3.07%           84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                  3.07%           84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As
         % of Total Receivables)
               Current                                                                                                95.93%
               30 to 59 days                                                                                           1.35%
               60 to 89 days                                                                                           0.93%
               90 or more days                                                                                         1.79%
                                                                                                           ----------------
                                          Total Receivables                                                          100.00%

(vii)  Investor Default Amount                             2,294,407.42    191,197.56     245,832.43           2,731,437.41

(viii) Investor Charge-Offs                                        0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor
         Charge-Offs/Reductions                                    0.00          0.00           0.00

(x)    Servicing Fee                                         416,666.67     34,721.67      44,643.41             496,031.75

(xi)   Portfolio Yield
         (Net of Defaulted Receivables)                                                                               13.40%

(xii)  Reallocated Monthly Principal                                             0.00           0.00                   0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                              500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00

(xiv)  LIBOR                                                                                                        5.40625%

(xv)   Principal Funding Account
         Balance                                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                          0.00

(xviii)Principal Funding Investment
         Proceeds                                                                                                      0.00

(xx)   Principal Investment Funding
         Shortfall                                                                                                     0.00

(xxi)  Available Funds                                     7,460,456.06    621,694.72     799,344.54           8,881,495.32

(xxii) Certificate Rate                                         5.54625%      5.76625%       6.30625%

---------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President